                             PRICE WATERHOUSE LLP





                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-91660) of Apogee, Inc. of our report dated March 23, 1998 appearing on page 59 of this Form 10-K.






PRICE WATERHOUSE LLP


Philadelphia, PA
April 14, 1998